Filed pursuant to Rule 497(e)

File Nos. 033-68666 and 811-08004

AMG FUNDS IV

AMG River Road Mid Cap Value Fund

Supplement dated December 31, 2024 to the Prospectus and Statement of Additional Information, each dated March 1, 2024

The following information supplements and supersedes any information to the contrary relating to AMG River Road Mid Cap Value Fund (the “Fund”), a series of AMG Funds IV, contained in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated as noted above.

Effective immediately, R. Andrew Beck no longer serves as a portfolio manager of the Fund, and Matthew M. Moran, CFA and Daniel R. Johnson, CFA, CPA serve as the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund. Mr. Beck continues to serve as Chief Executive Officer and Senior Portfolio Manager of River Road Asset Management, LLC, the Fund’s subadviser. All references to and information relating to Mr. Beck as a portfolio manager of the Fund in the Prospectus and SAI are deleted and all references to the portfolio managers of the Fund shall refer to Messrs. Moran and Johnson.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE